Victory Portfolios

Victory Diversified Stock Fund

(the “Fund”)

Supplement dated August 29, 2025, to the Fund’s

Summary Prospectus and Prospectus dated November 1, 2024

Effective immediately, Michael Gura will assume sole responsibility for managing the Fund until November 1, 2025.

The Fund’s investment objective, principal investment strategy, and principal risks will remain unchanged, and no action is required on your part.

Effective November 1, 2025, the following changes are made to the Summary Prospectus and Prospectus:

The information under the heading “Management of the Fund” on page 6 of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund, are members of the Adviser's Victory Solutions platform.

Portfolio Management

	Title	Tenure with the Fund

Senior Portfolio Manager and
Head of Portfolio Management,
Lance Humphrey, CFA	VictoryShares and Solutions	Since November 2025
Portfolio Manager, VictoryShares
Elie J. Masri	and Solutions	Since November 2025

The information in the third paragraph under the heading “Organization and Management of the Fund – The Investment Adviser” on page 13 of the Prospectus is deleted in its entirety and replaced with the following:

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which employs an independent approach to investing. The Adviser’s Victory Solutions platform is responsible for the day-to-day investment management of the Fund.

The information under the heading “Organization and Management of the Fund – Portfolio Management” on page

13 of the Prospectus is deleted in its entirety and replaced with the following:

Lance Humphrey, CFA, Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions, has co-managed the Fund since November 2025. Mr. Humphrey has 17 years of investment management experience, 12 of which were with USAA Asset Management Company (“AMCO”), which Victory Capital acquired in 2019. He holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Society of San Antonio.

Elie Masri, Portfolio Manager, VictoryShares and Solutions, has co-managed the Fund since November 2025. Mr. Masri joined Victory Capital in 2008 from Deutsche Asset Management and has over 20 years of investment experience. Education: B.B.A. in finance from Baruch College and an M.S. in quantitative methods and modeling from the Zicklin School of Business at Baruch College.

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If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.